UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2020

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 8.01.	Other Events.

On June 26, 2020, Spectrum Brands Holdings, Inc. (“Spectrum Brands”) issued a press release announcing that Spectrum Brands, Inc. (the “Company”), a wholly owned subsidiary of SB/RH Holdings, LLC, priced its previously announced offering of Senior Notes due 2030 (the “Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. This report shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction where such an offering or sale would be unlawful. This report contains information about pending transactions, and there can be no assurance that these transactions will be completed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated June 26, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President, Corporate Secretary and General Counsel

SB/RH HOLDINGS, LLC

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President, Corporate Secretary and General Counsel

Dated: June 26, 2020